Exhibit 10.2

Taishin International Bank

Credit Facility Agreement

Credit Facility Agreement

The Applicant of this Agreement (hereinafter referred to as "the Applicant") hereby has made an agreement with Taishin International Bank (hereinafter referred to as "the Bank") on that, for any credit facility transactions made with the Bank now and in the future, if the total amount of credit granted is within the scope of any of the following:

(1.□NTD (Amount);

2.                 (Currency)                      (Amount);

3.√NTD 300 million, the Applicant agrees to perform its duties in accordance with the contents of the credits and the following terms:

Chapter I Common Terms of Credit Facility

1. All debts mentioned in this Agreement shall refer to the bills, loans, advances, pledges and other related debts etc., and their interests, deferred interests, liquidated damage, compensation for damages as well as all expenses needed for those liabilities. If the Applicant signs several credit facility agreements successively or simultaneously, the Applicant is aware of that the total amount of his/her liability shall be the sum of the amount and scope of those credit facility agreements.

2. Calculation of interests, discount interests, guarantee and service fees, exchange rates, and deferred interests and liquidated damages:

(i) Interests and repayment method: shall be in accordance with the interest rate, calculation method and repayment method described in the "Loan Application Form" or other relevant documents.

(ii) Discount interests: shall be set by the Bank based on relevant interest rate index of the money market.

(iii) Guarantee and service fees: shall be paid at the rate verified by the Bank in accordance with the Bank's regulations when dealing related businesses.

(iv) Foreign exchange rate: in the case of a foreign currency debt, it shall be converted into an amount in NTD at the Bank's board selling exchange rate on the trading day or the day when the debt occurs. When paying off the debts, the amount of repayment shall be converted into NTD at the board selling exchange rate on the date of repayment. If the amount of advances paid by the Bank under this Agreement exceeds the total amount of credit due to changes in exchange rates or other reasons, the excess shall still be paid by the Applicant immediately.

(v) Deferred interests and liquidated damages: unless otherwise agreed, if the Applicant fails to repay the principal under this Agreement, deferred interests shall be paid at the interest rate of a previously appointed time; and if the Applicant has any delay in payment of the principal or interests, starting from the maturity date of the principal and from the interest paying day, liquidated damages within less than six months of the overdue time shall be paid at 10% of the above interest rate, liquidated damages that's delayed more than six months after the due time shall be paid at 20% of the above interest rate.

(vi) Liquidated damages for repayment in advance: When repaying in advance at the agreed interest rate of the money market loan capital cost additional fixed interest, if the money market capital cost interest rate of a period of the same days from the date of repayment to the original agreed loan maturity date appointed by the Bank is lower than the original cost interest rate of the original loan on the advance repayment day, the Applicant shall agree to pay the liquidated damages which shall be calculated on the basis of the repayment principal at the interest rate differential from the date of repayment to the original maturity date of the loan.

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(vii) The calculation and payment methods of the interests, discount interests, deferred interests, liquidated damages and others of NTD loans mentioned in this Agreement are based on an annual interest rate, and the interest calculation shall be on a basis of a 365-day cycle, which also works for a leap year.

The calculation and payment methods of the interests, discount interests, deferred interests, liquidated damages and others of foreign currency loan mentioned in this Agreement are based on an annual interest rate, and the interest calculation shall be on a basis of a 365-day cycle, (applicable currencies are GBP/HKD/SGD/ZAR) or of a 360-day cycle (currencies other than the above-mentioned currencies), which also works for a leap year.

(viii) For the calculation of interests, discount interests, guarantee and service fees, etc., as set out in this Agreement, if it fails to properly reflect the costs of the Bank's acquisition of related funds due to market disruption, the Bank may renegotiate with the Applicant, and shall not be subject to the original loan notice or any other agreements.

The money market loan capital costs mentioned above refers to the loan pricing costs of the Bank's business unit provided by the capital movement unit of the Bank.

3. The Applicant agrees that, regardless of the time limit of the claims, for all types of deposits deposited by the Applicant in the head office and branches of the Bank and all claims to the Bank, the right of set-off can be exercised to offset all debts the Applicant owed to the Bank after the Applicant has been notified, while all the bank books and credentials issued to the Applicant by the Bank shall be inefficient within the scope of offset. However, provided that there is a prohibition against the offset by law, or that the Applicant has stated that those may not be offset, or that it is on the basis of voluntary service or a payment made by a third party to the Applicant through the Bank for a transaction, the offset shall not be exercised.

4. When the Applicant pays off the debts or amortizes the debts, the debts of the Applicant shall be required to be paid off in the order of various fees, liquidated damages, interests, deferred interests and principal in accordance with the provisions of Article 323 of the Civil Code. If there is more than one debt and the Applicant's payment is insufficient to cover all the debts, the debts shall be offset in accordance with the provisions of Article 321 or 322 of the Civil Code. However, when the Bank handles its internal accounting under relevant laws and regulations, the total amount of its claims shall still be calculated in the above order of compensation.

5. For any changes of the name, organization, contents of the corporation article, seal, representatives, limits of the representative's permission, notice address, etc., or other changes that may affect the Bank's rights and interests, the Applicant must immediately notify the Bank of those in writing. If the Applicant fails to notify the changes, the Applicant shall be liable for any consequent disputes or damages caused to the Bank. If the Applicant violates the above notification obligation of address change, or if the notice of the Bank cannot be served due to causes that are imputed to the Applicant, the mailing and delivery of the last notice address of the Bank shall be deemed to have arrived after a usual postal period.

6. In the following cases, all debts of the Applicant owed to the Bank (including the guarantee balance that has not yet been reimbursed by the Bank), shall lose the benefits of the time limit, the Bank may request the Applicant to pay off the debts, however, in the exercise of the acceleration clause in accordance with the causes set forth in sections 6 to 11, the Bank shall notify the Applicant in advance of a reasonable period of time.

(i) The Applicant fails to pay off the principal or refuses to accept or pay any debt as agreed.

(ii) The Applicant has applied for settlement, adjudication of bankruptcy, or corporation reorganization under the bankruptcy law, or has been informed by the clearing house of transaction refusal (regardless of whether the transaction relation has been resumed or not), or the Applicant's business has been shut down or the debts are being settled.

(iii) The Applicant has the obligation to provide collaterals as agreed yet has failed to provide them.

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(iv) When any of his/her heirs declares to be heir in tail or abandons inheritance because of the Applicant's death.

(v) The confiscation of the main property of the Applicant for criminal reasons has been declared.

(vi) The Applicant fails to pay any interests as agreed.

(vii) When the collaterals are sealed up, or the collaterals are lost and damaged, or the value of the collateral decreases or is insufficient to pledge the claims, or the guarantor has a bad credit, and the request the Bank made to replace him/her has failed.

(viii) The Applicant is under the circumstances of compulsory execution, sequestration, provisional injunction or other property preservation actions that may put the Bank at risk of being unable to collect compensation.

(ix) The actual use of the funds of the Applicant's debts to the Bank is not in conformity with the approved use of the Bank.

(x) Under objective circumstances where major adverse changes occur in management, operation, or financial conditions of the Applicant, the Bank may be at risk of not being fully compensated for the claims.

(xi) For credit facility transactions, the statements made or documents (including transaction vouchers and relevant transaction documents) provided by the Applicant are in violation of good faith such as being false or concealed, or has violated this Agreement or the commitment, or any objective circumstance occurs where other bad credit problems are found.

7. If the Applicant is under circumstances that match the causes of Article 6, the Bank may reduce or terminate the approved amount limit at any time, and if it involves any disputes or expenditures of a third party, the Applicant shall be fully responsible for it; the Bank shall also have the rights to request the Applicant to pay off each debt, and dispose the collaterals directly without notifying the Applicant, so as to offset the debts owed to the Bank and all the expenses incurred as a result of the punishment. If any other assets and property of the Applicant are store in the Bank, the bank shall have the right to retain them. And if the Bank has difficulty in obtaining funds, thus it has to adjust the date and amount of the loan, provided that the Bank has charged a commitment fee and have not made the loan, the commitment fee shall be returned to the Applicant in proportion of the amount of the loan not yet transferred.

8. Under circumstances where the credit facility deeds of the Applicant's debts owed to the Bank are lost or damaged, the Applicant shall be willing to make a correction in accordance with the intent of the Bank, or to carry out the debts based on the amount as described in the copies of the original documents, miniature copies, account books, bookkeeping notes and computer-generated documents that are kept by the Bank.

9. When the Applicant applies for the credit facility service, he/she must issue one or more protest waived as required by the Bank, and must authorize the Bank to fill in the maturity date of the promissory note, and submit it to the Bank for keeping, and for serving as a means to pay off the Applicant's debts to the Bank with this Agreement as a proof of authorization. If the Applicant fails to perform the terms set out in this Agreement or in other deeds, the Bank may exercise the rights in the instrumental laws with this promissory note. The Applicant also acknowledges that the promissory note delivered to the Bank shall be a means of compensating the Applicant's debts under this Agreement, that is, the so-called indirect payment in Civil Code and shall coexist with the Applicant’s debts under this Agreement.

10. If all notes issued, endorsed, accepted or guaranteed by the Applicant are not paid, accepted or are not to be prompted or accepted, upon receipt of the Bank's notice, the Applicant must pay off the loan immediately regardless of the situations. For the above unpaid promissory note, the Applicant agrees to waive the Bank's notification obligation set out under Article 89 of the Law of Negotiable Instruments.

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11. The Applicant shall be willing to accept the Bank's supervision over the use of the credit, the audit of business financial affairs, the examination and supervision of collaterals, and the inspection of relevant account books, statements (including the consolidated financial statements of related companies), receipts and documents. When the Bank deems it necessary, it may also require the Applicant to fill in and submit the above credit investigation documents on time, or provide an account statement signed by an accountant that is approved by the Bank, and may request the signing accountant to provide a working paper. However, the Bank does not have the obligation to monitor, audit, examine, supervise and inspect them.

The Applicant shall be willing to accept the Joint Credit Information Center (hereinafter referred to as "Joint Credit Information Center") inspect relevant account books, statements and receipts and documents. When the Joint Credit Information Center deems it necessary, it may also require the Applicant to fill in and submit the above credit investigation documents on time, or provide an account statement signed by an accountant that is approved by the Center, and may request the signing accountant to provide a working paper. However, the Joint Credit Information Center does not have the obligation to inspect them.

12.

(i) The Applicant agrees that within the scope of business registration special cases and specific purposes, the information of the Applicant may be collected, processed and used by the Bank, or may be internationally transmitted, or may be provided to a third party authorized by the Bank for handling its affairs on its behalf, (including but not limited to agencies that are authorized to conduct market research).

(ii) When the Bank and other subsidiaries of Taishin Financial Holding Co., Ltd. to which the Bank belongs interactively use the customer information in compliance with laws and regulations such as the Financial Holding Company Act, Financial Holding Company and Subsidiaries of Financial Holding Company Cross-selling Regulations and Personal Information Protection Act, except for the name and address, such information being interactively used must not contain other basic information (including but not limited to information such as unified ID number, date of birth, age, sex, e-mail, telephone number, occupation) and transaction information on account, credit, investment, insurance and other information related, unless otherwise stipulated in laws or based on the agreed contract signed by the Applicant or the written consent.

(iii) The Applicant ☐agrees ☒disagrees to provide other information and transaction information on accounting, credit, investment and insurance besides name and address to the following subsidiaries of Taishin Financial Holding Co., Ltd., and use the above-mentioned information interactively in accordance with the foregoing provisions. In case of any addition to or change of the subsidiaries, the relevant information will be announced and disclosed on the official website of Taishin Financial Holding Co., Ltd. If the Applicant does not tick it, it means that he/she agrees the criteria shall be subject to what indicated in the Agreement on Interactive Usage of the Customer Information that was signed most recently by the Applicant.

Taishin Financial Holding Co., Ltd.

Taishin International Bank Co., Ltd.

Taishin Securities Co., Ltd.

Taishin Financial Insurance Broker Co., Ltd.

Taishin Securities Investment Trust Co., Ltd.

Taishin Securities Investment Advisory (TSIA) Co., Ltd.

Taishin Asset Management Co., Ltd.

Taishin Venture Capital Investment Co., Ltd.

Stamp with the reservation seal for this Agreement

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(iv) In case of any changes in the Applicant's personal information, he/she can notify the customer service center of the subsidiaries of Taishin Financial Holding Co., Ltd. at any moment to request for modification or supplement.

The Applicant also can notify the customer service center of the Bank (No. 0800-023-123) at any moment to stop the interactive usage of the Applicant's personal information and cross-selling or business promotion activities.

(v) The Applicant agrees that the Bank can provide the Applicant's information to the Joint Credit Information Center to file and use, and agrees that the Joint Credit Information Center can provide the filed information to other members for reference. And if it is the case that transfers to the credit guarantee of the middle and small-sized enterprises credit guarantee fund, the Applicant also agrees that the fund queries and uses the Applicant's customs declaration document at the Joint Credit Information Center within the duration of the Applicant’s debtor-creditor relationship and the business scope defined by the fund’s donation charter due to business needs.

(vi) The Applicant agrees that the Bank, for specific purpose of the credit assignment, provides the Applicant's debt-related information to the creditor’s rights assignee and the person who is in charge of the price identification check for the creditor's right for filing, but the bank shall urge these information users not to leak such information to third parties in accordance with the Banking Law, the Personal Information Protection Act and the security stipulations of other relevant laws.

13. The Applicant knows and agrees that the Bank's accounts collection and payment activities, computer processing activities or other accompanying activities related to this Agreement (including but not limited to data input, processing and input of the information systems, development, monitoring and maintenance of the information systems, marketing, form printing, packaging, delivery and mailing, data storage for forms and vouchers, accounts collection and legal procedures, property valuation business and other outsourced businesses approved by the competent authority, etc.) can be handled by an appropriate third party, which is entrusted by the Bank when the Bank deems it necessary, in accordance with the provisions of the competent authority; the Applicant agrees that the Bank can submit the information of the Applicant to the third party to undertake the related works.

14. If the Applicant is a domestic (legal) person or a foreign (legal) person, and has various debt relationships with the Bank, the establishment conditions, methods and validity of his/her legal actions are applicable to the laws of the Republic of China. The Applicant fulfills the debt and uses the location of the Bank as the place of performance, all the actions at law that occurred due to this Agreement, regardless of whether the domicile or nationality of the Bank or the Applicant has changed, the Applicant agrees to accept the Taiwan Taipei District Court or District Court as the competent court of first instance of both parties. If the Applicant is a company established outside the Republic of China or does not have a residential address in the Republic of China, they shall be agreed that the Bank and the competent court may send the relevant legal documents (including any pleadings, notifications, notice of entry of judgment or other notices) to the address of the Applicant’s process agent in the Republic of China by mail. The name and residential address of the process agent are detailed in "Other special provisions" in Chapter IV.

15. The Applicant agrees that the creditor's rights owned by the Bank against the Applicant shall be granted to a trust institution in accordance with the Article 6 of the Financial Assets Securitization Act and the related laws, and agrees that the Bank shall make an announcement instead of a notice for such granting or transfer; the Applicant also agrees that the bank shall make an announcement instead of a notification when granting the creditor's rights for the purpose of financial assets securitization. And if the assets trust or transfer involves a person responsible for the debts, the Applicant shall be regarded as acknowledged if they do not object to it during the period of the Bank's announcement.

16. The signatures and seals on this Agreement are confirmed by the Applicant, and thereafter the transactions between the Applicant and the Bank shall take effect under either the signatures or seals, or seals or signatures style of the agreement transaction (or authorization) on the Transaction Agreement signed separately with the Bank.

17. In addition to the terms of this Agreement and related credit facility deeds, if there is any unaccomplished matter, the Applicant is willing to follow the agreements and various transfer applications agreed separately with the Bank, or the "Uniform Customs and Credits", "Uniform Rules for Collection" and "International Guarantee Letter Practice" awarded by the International Chamber of Commerce and the terms concluded by the international rules interpreted by the terms of trade, and agrees that they are part of this Agreement.

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Chapter II

Special Terms of Individual Credit Facility

Section I (Guarantee) Overdraft

18. The Applicant agrees to disburse in accordance with the conditions approved by the Bank and the method of disbursement. If the contract expires during the overdraft period and the contract facility is not approved by the Bank, the principal and interest shall be paid in full. Within the agreed period, if the actually used average balance is less than half of the limit, the Applicant is willing to pay the credit facility commitment fee in accordance with the Bank regulations.

Section II General (Guarantee) Loan

19. The Applicant shall pay off the loan according to the agreed repayment method.

Section III Advancing domestic fare and discount

(I) Common Terms

20. The Applicant hereby expressly declares that if the Applicant provide the bills to borrow or discount from the Bank, whether or not it is defective for the bills, causing the Bank suffers damage, the Applicant is willing to abandon the benefits of the time limit to pay off all debts in a timely manner and to compensate the Bank for damages. The refusal to pay off and compensate shall not be made on the pretext of the defect of the bills, or the incompleteness of the legal procedure notice, or the statute of limitations.

(II) Special terms and conditions for domestic fare advanced

21. The Applicant should issue “transfer application”, “list of ticket receivable” and provide ticket receivable approved by the bank when reusing the fare quota approved by the bank during the specified period of time, and request the bank to appropriate funds once for all or by time within the quota range verified and approved by the bank. The exchange gain of the ticket receivable at maturity is deposited with “special account for compensation of domestic fare advanced”; and it is agreed that:

a. The bank is authorized, depending on its authorized signatory’s seal, to draw money from this special account at any time to compensate all debts that the Applicant owes the bank, and uses this agreement as the proof of the authorization.

b. The Applicant may not break into the savings in the special account without the consent of the bank; and the account does not provide a passbook except providing a bank statement at the request of the Applicant.

(III) Special terms and conditions for discount

22. The Applicant agrees with the bank that the Applicant can request the bank, depending on the note approved by the bank, to discount within the limit approved by the bank; and the Applicant should pay off the discount funds by the deadline when the discount note expires or when the Applicant receives the notice of payment.

23. For the debt arising from the discount that the Applicant applies for according to this agreement, although its amortization period is after the period of the request of the discount according to the record of the discount note, the Applicant should still be liable for satisfaction according to the regulation of this agreement.

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Section IV Authorized acceptance

24. The Applicant agrees with the bank that the Applicant can issue drafts within the conditions approved by the bank and ask the bank for acceptance, and the maximum duration from the acceptance date to the due date for the drafts for which acceptance is applied is discussed separately by both parties.

Section V Authorized guarantee

25. The amount of money, time limit, content and so on of the items guaranteed by the bank on behalf of the Applicant (appointer) are subject to the guarantee document issued by the bank. However, when the actual tax amount payable calculated by the Tax Collection Office exceeds the original guarantee amount, the Applicant should agree to adjust the total guarantee amount at any time and bear the responsibilities of paying for all tax amount payable and late fees.

26. The duration of the quota is from the date of contract to the date when the Applicant pays off all payables of the items guaranteed by the bank. In addition, the Applicant promises to pay cash immediately according to the balance that should be paid when the guaranty liability is not discharged to the bank as the provisional disbursement when any situation in the article VI happens, and if there is a balance left after discharging of the bank’s guarantee liability, this balance should be returned by the bank without interest.

27. The Applicant should pay the guarantee commission to the bank and pay in full in the agreed payment method, and if the tax payable exceeds the original bonded amount because of the actual tax payable calculated by the Tax Collection Office, the Applicant should pay the extra differentials of the guarantee commission. When the items guaranteed by the bank on behalf of the Applicant expires and the Applicant requests for facility and the bank renews the guarantee, the Applicant should pay the deferred guarantee commission according to the regulation of the bank. However, if the duration of guarantee period is shortened, the Applicant may not request a return of the paid fees. For postage and other charges (if any), the Applicant should pay them separately.

28. When the items guaranteed by the bank on behalf of the Applicant expires, the Applicant should carry out these items on time and inform the bank at any time by post of the disposal situation, and at that time, if the guarantee payment is paid by the bank because of the failure of the carrying out of the items by the Applicant due to the Applicant’s delay, the Applicant should pay the interest and penalty generated from the date when the bank pays the guarantee payment to the date when the Applicant pays off to the bank.

29. When the guarantee amount is counted by foreign currencies, the risk of the changes in exchange rate is borne wholly by the Applicant. And if the bank suffers a loss due to the changes in exchange rate of the foreign currencies, the Applicant would bear all responsibilities of compensation. Unless otherwise agreed, the foreign currency amount guaranteed in this contract is calculated by the highest exchange rate during the guarantee period or decided by the bank when converting to the NTD.

30. When the Applicant fails to fulfill the items agreed with the third party creditor, the bank can perform the guarantor liabilities directly and unconditionally based on the letter of guarantee issued by this contract once the third party creditor notice the bank, in written form, fulfill the guaranty liability. The Applicant neither can claim for liability exemption based on the defenses between the Applicant and the third party creditor or any third party, nor can claim for liability exemption for the reason of force majeure circumstances (such as natural disaster, earthquake, war and so on) or for any other reasons.

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Section VI

Issuing letter of credit and import financing

(I) Common Terms

31. For the draft issued by the domestic and foreign sight letter of credit and usance letter of credit (hereinafter referred to as letter of credit) under this agreement, the Applicant should still be liable for satisfaction although the expiring date of the draft is after the duration verified and approved by the bank; and when applying to the bank for issuing letter of credit, the Applicant should check and submit the transfer application and the relevant documents required by the bank, and apply to the bank for making advances. The Applicant is willing to pay off every debt according to the regulations of this agreement, and will take no exception to it for the reasons of application for issuing letter of credit or for other reasons.

32. When applying to the bank for issuing letter of credit, the Applicant recognizes that each sum of money listed in the transfer application and its interest and all expenses are the sum of money of the payment or advance guaranteed by the bank on behalf of the Applicant (if the Applicant has self-prepared margin, they are the differentials after deducting of the margin), and agrees to authorize the bank to pay the fare of the draft under each letter of credit with the relevant documents (such as the transfer application and (or) the draft under its letter of credit) as credentials. The Applicant is willing to pay off every debt mentioned above according to the regulations of this agreement.

33. The Applicant acknowledges and agrees that if the drafts and the relevant documents mentioned under the Letter of Credit in this Agreement, on the surface, are considered to be complied with the terms of the Letter of Credit and honored by the Bank after review, the Applicant shall pay the relevant amount to the Bank on the Settlement Day. If the Applicant does not pay off or deposit the fare within the time limit for repayment, according to this Agreement, the deferred interests and liquidated damages shall be calculated from the date of disbursements or the expiring date of the drafts, and shall be paid. Even though or if the drafts and relevant documents mentioned above are proved to be untrue, or counterfeit and altered, or flawed afterwards (including the situations such as the actual quality and quantity of the goods are inconsistent with the related description on the documents), the Bank shall not be liable for all of it, and the Applicant shall never refuse to pay off for any reasons. The Applicant shall still take the responsibility to pay off the advance payment made by the Bank, the principal and interest on the loan, as well as all expenses originated from it according to the provisions of this Agreement. If there are any benefit-related damages caused to the Bank, the Applicant shall still be liable for them.

34. For the goods purchased with the advance payment or the loan, (including the goods in transit), if the Bank suffers any loss due to the default on the contract or delay in delivery by the seller, or there are any other force majeure events, the Applicant shall be responsible for it. If the Letter of Credit expires, the Bank can cancel it directly, and use the refunds of the remittance to offset the balance of the advance payment and /or the loan made under this Agreement.

35. When the goods, specification, unit price, total amount and delivery condition listed on the Import Letter of Credit signed by the Bank at the request of the Applicant, or on the Letter of guarantee for production of bill of lading or the Endorsement of Bill of Lading stated under Collection are inconsistent with those described in later delivered shipping document, the Applicant shall be responsible for the outstanding balance repayment, acceptance of bill, payment and all other procedures based on the condition listed in the shipping document delivered to the Bank. If the Bank suffers any losses due to the inconsistency of the contents between the document signed by the Bank and the documents delivered, the Applicant shall take responsibility to make compensation for all the loss. The contents in that Delivery against Bank Guarantee or that Endorsement of Bill of Lading are deemed as the appendixes of this Agreement, with which the Applicant shall comply.

36. The Applicant agrees to mortgage the purchased material and the collateral provided separately (such as the personal property and real property) together as the guarantee, and agrees that the Bank shall gain the pledge of rights for all the delivery roof of the procurements (such as import license and the relevant bills of lading), and the Bank shall gain the Chattel Pledge of the purchased material once it is delivered. Also, the Applicant agrees to purchase the insurance for the material mentioned above, take the Bank as the primary beneficiary, and use this Agreement as the basis in writing for defining the Pledge.

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37. In the event that the Applicant is unable to repay the advance payment and the loan under each import according to this Agreement, or the Bank considers that the financial situation of the Applicant is getting worse obviously, or the Bank suffers any loss or has the risk of suffering the loss due to the failure of performing the custom and delivery-related procedures in a timely manner after the delivery of the shipping document, the advance payment and the loan are deemed as maturity in real time, and the Bank has the right to choose to request the compensation in NTD based on the exchange rate from the date of delay, and for protecting the creditor's right, the Bank can make entry and pick up the delivery on behalf of the Applicant, and auction, or dispose the imported goods and other collateral (including disposal method, prices, time and so on) to offset the balance of the principal and interest on the Bank’s advance payment, as well as all expenses and losses originated from the disposal (including the taxes, warehouse rental fee, transport fee and other expenses paid to make entry and pick up the delivery). If it is still insufficient, the Applicant shall be jointly and severally liable for making up the difference.

38. For the goods in each import, the Applicant shall obtain the prior consent of the Bank in terms of the insurance types and insurance conditions in the event that the goods are imported based on FOB, C&F or similar price terms, and the original copy of the insurance policy and premium receipt shall be given to the Bank for keeping in the event that the proper insurance is purchased with the Bank being the primary beneficiary, while the expenses required for purchasing the insurance are all borne by the Applicant,. If the Applicant delays to arrange the insurance matter or fails to renew the insurance once it expires, the Bank has the right to handle these procedures on behalf of the Applicant, but the Bank has no obligation to have it insured on behalf of the Applicant. If the insurance expenses are paid in advance by the Bank, the Applicant shall repay them immediately; if there is any delay, the Bank may include such fees in the amount of credit and the interest shall be counted according to the provisions of this Agreement.

(II) The Issue of Domestic Letter of Credit

39. In order to make the purchase within the Republic of China, the Applicant needs to request the Bank to issue the domestic sight Letter of Credit and usance Letter of Credit in a revolving manner within the approved credit limit, and honor the draft with the Bank being as the drawee, which is signed and issued by the beneficiary (specified in the Letter of Credit) according to the provisions of the above Letters of Credit.

40. Unless otherwise agreed, if the Applicant delays to repay the advance payment and the principal and interest on the loan under each Letter of Credit, he or she is willing to pay the deferred interests and liquidated damages that shall be calculated based on the prime lending rate set by the Bank on the date of disbursements plus the annual percentage rate of 2.25%, starting from the date of disbursements or the date of repayment.

(III) The Issue of Foreign Letter of Credit

41. In order to apply for the exchange settlement in the Bank for the overseas purchase now or in the future, hereby based on the proportion of the approved limit by the Bank, the Applicant prepares the security deposit by themselves according to the contract and requests the Bank to issue the Letter of Credit and pay the foreign currency loan in advance in a revolving manner (hereinafter referred to as the advance payment) within the approved credit limit, or accept the Delivery against Bank Guarantee/Endorsement of Bill of Lading, while the Bank agrees to use foreign currency to make the advance payment or include this payment converted as NTD into the Applicant's loan account and have it transferred to repay the advance payment mentioned above when the relevant documents received.

42. The Applicant agrees that, the Bank shall advance or (and) accept the Letter of Credit issued for his/her application in accordance with relevant laws and regulations and conventional practices, by this time, the Applicant shall submit the documents required and the agreed import license (if any) to the Bank as stipulated in the transfer application, and the Applicant shall also be willing to use the shipping documents and goods under each Letter of Credit as the guarantee for the Bank's advances and/or loans under that Letter of Credit, and this Agreement shall be used as a proof of collaterals provided and the advances or loans of the Bank.

43. Upon arrival of the shipping documents under each Letter of Credit and after a notice (written or verbal) has been given by the Bank, the Applicant shall pay or accept the fare of the draft under each Letter of Credit within the reasonable liquidation period stipulated in the "Uniform Customs and Credits"; however, if the Bank has advanced the fare first, the Applicant shall pay off each advance within ten days after the Bank has issued a notice (written or verbal) and pay the interests and related expenses, and shall conduct the exchange settlement based on the spot foreign exchange selling rate set by the Bank on the day of repayment, or repay them with its own foreign exchange funds.

Under any one of the following circumstances, the method of paying off shall be as follows:

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(i) If the goods are delivered under the Letter of Credit at sight, and the shipping documents have not been delivered up to the point where shipping guarantee needs to be applied, the Applicant shall be willing to pay off immediately, and the same shall apply in case that the Applicant applies for an endorsement of sub-bill of lading.

(ii) In the event of partial shipments of the goods, the amounts of the partial shipments shall be repaid in advance on the basis of the proportion of the amount of the Letter of Credit and/or the advances.

(iii) If the shipping documents are delivered only after the expiry of the validity period of the Letter of Credit, and meet the requirements at the time of handling documentary bills, the Applicant shall be willing to pay off immediately.

(iv) With the Bank's approval to change the loan to other foreign currency loan or NTD loan, the relevant regulations of the Bank regarding foreign currency loans or NTD loans must be followed.

44. The period of advance or acceptance under each Letter of Credit must not exceed the maximum number of days approved by the Bank, and the date of repayment of each debt shall be determined on the maturity date of each draft or on the maturity date notified by the Bank.

45. For each advance and loan under this credit facility, if they are repaid within the time limit of liquidation set out in the preceding article, interests for the portion of NTD and foreign currency advances shall be calculated at the loan interest rate agreed by the Bank from the actual date of disbursements (that is the debit date of the Bank's deposit counterpart for a Letter of Credit with an authorized debit clause; and the date when the Bank makes the account and sends the payment message for a Letter of Credit without an authorized debit clause) of the Bank to the date of repayment set forth in the preceding article.

46. When the Applicant defers repayment of the advances or the principal and interest of the loan under each Letter of Credit, he or she shall be willing to pay deferred interests and liquidated damages as agreed at the foreign currency lending rate shown on the Bank's bulletin board at that time, starting from the date of disbursements or the date of repayment.

47. If the Applicant fails to repay this loan within the agreed time limit, the Bank may directly convert the debt to a NTD loan, and the Applicant shall have no objection to the preceding exchange date, exchange rate amount, interest rate, etc. However, the Bank has no obligation to do the conversion.

48. Relevant clauses in this Agreement shall also apply to the letter of credit financing issued by the Bank that is entrusted by the Applicant.

49. Due to causes and factors that are not imputable to the Bank, errors or delays occur when a communication agency is delivering the Letter of Credit of this Agreement, or technical terminological interpretation errors occur, and all or part of the documents, or goods or the quality, quantity or value of the goods written in the documents are lost, damaged or delayed, or have not arrived at the place of delivery, and the goods are lost or damaged whether in transit or after the delivery as a result of not purchasing insurance, insufficient insurance coverage, or any third party's blockage or detention and other factors, the Bank shall not be liable for any of those. Under any of the above circumstances, the amount of the Letter of Credit shall still be paid in full by the Applicant.

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(VI) Import Collection Financing

50. The Applicant acknowledges that the amount stated in each transfer application and its interests and all expenses incurred are the amount of the payment or advance guaranteed by the Bank on behalf of the Applicant, and agrees to authorize the Bank to pay the fare of the draft or O/A under each D/A or D/P with the transfer application and/or relevant documents as credentials. The Applicant shall be willing to pay off every debt arising from the above application for import collection financing in accordance with the provisions of this Agreement.

51. If the Applicant applies import collection D/A or D/P, or shipping guarantee or endorsement of sub-bill of lading under the import collection, or O/A for convenience of present or future exchange settlement transactions at the Bank to purchase goods from abroad, the Bank may approve foreign currency advances, or direct accounting of the NTD loan and repayment of the above advances through transfer upon arrival of the documents.

52. The Applicant agrees that the Bank shall advance or (and) accept the foreign import collection payment for goods in accordance with relevant laws and regulations and conventional practices, and the Applicant must submit the documents required and the agreed import license (if any) to the Bank as stipulated in the transfer application, and the Applicant shall also be willing to use the shipping documents and goods under each import collection as the guarantee for the Bank's advances and/or loans under that import collection, and this Agreement shall be used as a proof of the collaterals provided and the advances or loans.

53. When the Applicant imports goods and materials by way of import collection, with the consent of the Bank, the Applicant may apply for shipping guarantee or endorsement of sub-bill of lading to the Bank within the agreed amount limit, and when transferring each time, the Applicant must provide the shipping guarantee or endorsement of sub-bill of lading applications and the relevant documents required by the Bank. The Applicant acknowledges that, according to the contents of each application and the amount and terms agreed in relevant deeds and documents, he/she shall be liable for the damages to the Bank until the Applicant completes the bill acceptance or payment when the foreign documents are delivered to the Bank.

Section VII Outward Bill and Export Finance

(I) Outward Bill

54. Since the date of this Agreement is signed, any terms stipulated in this section shall apply to the documentary draft(s) and/or receipt(s) issued or endorsed by the Applicant, whether the negotiation or discount to the Bank is made directly by the Applicant or through other people, it should be the same, unless required by the Bank, there is no need to re-enter this Agreement for each negotiation or discount.

55. The Applicant is willing to provide the shipping documents (they are used to apply to the Bank for negotiation or discount) and the relevant goods to the Bank as collateral, in order to guarantee the amount of money, interest and any related charges in the documentary draft(s) and/or receipt(s) issued or endorsed by the Applicant of the Bank.

56. The Applicant acknowledges that the negotiation or discount made by the Bank against the Applicant is an advance rather than a buyout, and the Bank reserves the right to claim to a restitution at any time. After the documentary draft(s) and/or receipt(s) are negotiated or discounted by the Bank, if the draft and/or subsidiary documents were not in conformity with the conditions set out in the letter of credit, or due to any other reason, the discount or correspondent bank of the Bank refused to deal with the documentary draft(s) and/or receipt(s), or the bank issued the letter of credit refused payment, or the other party rejected the goods due to the quality and quantity of the goods are found to be different on delivery or other occasions, or any other reason, the Applicant shall take full responsibility, upon the Bank’s notice, the Applicant shall immediately reimburse the Bank the amount of money, interest (The interest rate is subject to the foreign currency borrowing rate of the Bank on the date of negotiation) and any other accompanying fees of the draft. And the Applicant still authorizes the Bank, if the Bank or the Bank’s correspondent bank deems it necessary, the Bank may present a guarantee to the bank issued or accepted the letter of credit without noticing the Applicant, and the Applicant shall take full responsibility for the guarantee.

57. If any bank (the bank issued, accepted, conformed the letter of credit, drawee bank and so on) related to the letter of credit is declared bankruptcy, seizure, provisional attachment, provisional injunction and auction due to insolvency, or when it is filling for bankruptcy or settlement, the Applicant shall immediately reimburse the Bank the amount of money, interest and any other accompanying fees of the negotiation or discount.

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58. The Applicant authorizes the Bank or the Bank’s correspondent bank to send documentary bill(s) and/or receipt(s) by any means that the Bank or the Bank’s correspondent bank deems appropriate.

59. If documentary bill(s) and/or receipt(s) is damaged or lost in delivery, or is deemed damaged or lost, or is wrongly delivered, etc., causing delay in delivery to the place of payment. Upon the Bank’s notice, the Applicant shall provide the Bank the documentary bill(s) and/or receipt(s) again according to the records retained by the Bank, or immediately reimburse the Bank the amount of money, interest and any other accompanying fees of the negotiation or discount according to the Bank’s instructions.

60. If the documentary bill cannot be accepted by the payer, or cannot be paid by the payer or the acceptor due to foreign intervention, or the draft is unable to pay, or the remittance cannot be remitted to the Bank, because of the local laws and regulations or any other reason, whether the draft and/or subsidiary documents are returned or not, the Applicant agrees to provide the collateral upon the Bank’s notice that it must increase the collateral. Otherwise, the Applicant is willing to immediately reimburse the amount of money, interest and any other accompanying fees of the draft without objection.

61. If the creditor’s rights of the draft is not established due to the documentary bill lacks of essential items that it should have, or the creditor’s rights of the draft is eliminated due to aging or lack of formalities, the Applicant is still willing to reimburse the Bank the face amount of the draft, together with the interest accrued before or after the expiry of the draft, and all accompanying fees.

62. In the event of any damage to the Bank due to defects in draft and/or subsidiary documents, the Applicant is willing to reimburse for any damages the Bank suffers for any reason.

63. The Bank does not have the responsibility to identify the authenticity of the seal, signature and text written by the Applicant on the draft or any other documents. If the seal, signature or text is forged, altered or stolen, the Applicant is still willing to reimburse for any damages the Bank suffers.

64. The Applicant authorizes the Bank, or any of the Bank’s managers, or agents, or draft and/or receipts holders to (but not necessarily) insure all insurance against the collateral of the draft and/or receipts, including robbery, shore fires, etc. All insurance premiums and related expenses can be added to the draft amount, which will be borne by the Applicant.

In addition, the Bank has the priority of compensation for the draft and/or receipts, the collateral, together with the above fees, and may directly dispose of the collateral to cover the Bank’s creditor’s rights, other related expenses, or the fees related to insurance which are paid by other third parties, without affect the Bank’s right to request other draft debtors. Also, the bank may sell some of the collateral to cover the necessary freight, premiums and other expenses. At the same time, the Bank may represent the Applicant to handle all necessary incidents and charge for this service. If the Bank does not object to the specified wharf or warehouse, the Applicant shall transfer the goods to a public or private wharf or warehouse in accordance with the instructions of the payer or the acceptor.

65. The Applicant authorizes the Bank, or any of the Bank’s managers, or agents, or draft and/or receipts holders to accept the conditional acceptance of the payer, and after payment of the draft on the maturity date, he/she may hand over the subsidiary documents that are accompanied by the draft as guarantees to the payer or the acceptor. Such authorization may also apply to participation in acceptance.

66. The Applicant authorizes the Bank to deliver the goods to anyone in batches at any time before the maturity of the draft if it is deemed appropriate by the Bank, acceptor, or its representative (but it's not mandatory). When all or part of the goods are delivered, an appropriate amount of money shall be charged, which shall be in a reasonable proportion to the value of the goods listed on the invoice or to the amount of money written in the guaranteed draft. The interpretation of the corresponding amount of money above shall be determined by the Bank.

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67. The Applicant authorizes the Bank, or any manager or agent of the Bank, or the draft and /or documents holder, and when the draft is presented for acceptance but rejected by the acceptor, or when the draft is mature but the payer refuses to pay, the Applicant waives the requirement for a certificate of protest. For the above-mentioned refusal to accept or pay, or the payer's or acceptor's stopping to pay, declaring bankruptcy, or carrying out liquidation before the maturity of the bill, the Bank may sell all or part of the collateral of the draft and/or documents in such a way as is deemed appropriate by the Bank or the holder of the draft and/or documents (whether or not the draft has been conditionally or absolutely accepted by the acceptor), and use the proceeds to pay the bill and its remittance fee after deducting the service fee and commission. And if there is a balance, the Bank or the holder of the draft and/or documents may use it to pay off the Applicant's other bills (whether or not they are guaranteed), the Applicant's borrowings from the Bank, or other debts that Applicant is obligated to pay to the Bank. For the damage or loss of insured goods, the Applicant authorizes the Bank to obtain compensation in accordance with the insurance policy, deduct the service fee, and handle the remaining net amount of money using the above method, the same as the case of disposing and selling other goods.

68. Unless otherwise agreed, the holder of the draft issued by the Applicant may exempt from making a certificate of protest when exercising the right of recourse. Although the Applicant waives the requirement for a certificate of protest, the Applicant has no objection if the Bank or the Bank's correspondent bank considers it necessary to have a certificate of protest. Wherever a protest for nonpayment or nonacceptance is made, it is legal and valid for the Applicant and does not require any proof.

69. If the net proceeds from selling the goods are insufficient to pay the amount written on the draft and /documents (including the exchange difference under the exchange currency rate at that time), the Bank, any manager or agent of the Bank, or the draft and/or documents holder are hereby authorized to issue a draft to the Applicant to obtain compensation for the insufficient amount, without affecting the right to press for the insufficient amount from other endorsers. And the Applicant agrees that the bill presented by the Bank or the holder of the draft and/or documents is the evidence of the sale of the goods and the evidence of the loss. The Applicant shall promptly pay when the draft presented.

70. Regardless of the occurrence of the sale of goods, the Bank, any manager or agent of the Bank, or the draft and/or documents holder are hereby authorized to accept payment from the payer or acceptor before the maturity of the draft, and deliver the bill of lading and other shipping documents to the payer or the acceptor after the bill is paid off. If the Bank or the draft and /or documents holder allows paying in advance, the rebate can be calculated in accordance with the current interest rates at the place where the bill is paid.

71. If the shipping documents will be delivered after the draft is accepted, the Applicant authorizes the bank to deliver the shipping documents which are collateral of the draft to the acceptor after the draft is accepted by the acceptor. In this case, if the draft is mature and the acceptor does not pay or only partially pay, the Applicant shall be responsible for any resulting occurrence. The Applicant shall reimburse the Bank for the entire amount or part of the amount owed by the draft, and the resulting remittance fee and service fee, and guarantee that the Bank will not suffer any damage as a result, or that the Bank or the draft holder has the priority to be paid with money of selling the collateral.

72. If the draft payer refuses acceptance or payment, or the collateral has arrived at the destination port prior to the maturity of the draft, the Applicant authorizes the Bank or correspondent bank of the Bank to take any measures that the Bank or correspondent bank of the Bank deem necessary to maintain such goods, such as the unloading, customs declaration, storage, insurance of the draft collateral. The expenses incurred in taking the above-mentioned measures, as well as any damage caused by the negligence of the practitioners participating in the unloading, customs declaration, storage, insurance, and wars, natural disasters, or other force majeure factors shall be borne by the Applicant.

(II) Export Finance

73. The export financing is limited to support the necessary capital turnover before or after the Applicant’s export, and the Applicant shall export in accordance with the terms and periods in the letter of credit issued by a foreign bank, signed export contract, export order, or other export documents. If it is time to repay, and the Applicant cannot repay with the foreign exchange from selling the exports, but repays with other income, the originally agreed loan interest rate shall be applied since the date of the appropriation, except as otherwise agreed between the Applicant and the Bank.

74. The letter of credit provided by the Applicant must meet the following:

(I) An irrevocable letter of credit that determines the Applicant as the beneficiary or an irrevocable letter of credit that transfers to the Applicant by the beneficiary.

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(II) The bank that issued the letter of credit is recognized by the Bank.

75. The Applicant agrees to deposit the aforementioned letter of credit, export contract, or export order (all including amendments) in the Bank and to undertake the transaction of outward documentary bills or collection in the Bank. The Applicant also authorizes the Bank to directly compensate for the loan principal and interest as well as all the debts of the Applicant at the Bank with the payments received at the documentary bill date of outward documentary bills and at the notification dates of the entry of the export collection, inward remittance, and clean collection. This Agreement is used as a proof of authorization.

76. For the bills, orders, and letters of credit provided by the Applicant under this contract, if the payment is received before the expiration date of the corresponding loan, the Applicant agrees that the Bank can directly offset the loan in advance.

77. If the Applicant undertakes the transaction of outward bills in the Bank but the payment is refused abroad, or if payment isn’t received when the export collection expires, or if there are other foreign buyers failing to pay as agreed, the Applicant is willing to pay off immediately without any conditions.

Section VIII

Buy Foreign Currency Bills (Or Buy Clean Bills)

78. In accordance with the provisions of the "Acquisition and Exchange of Foreign Currency Bills Agreement" and other agreements, the Applicant will request the Bank to buy the foreign currency bills (or buy clean bills) under the conditions approved by the Bank.

Section IX Currency Conversion of Foreign Currency Loans

79. The Applicant applies to convert foreign currency loans in according with the "Application for Currency Conversion in Foreign Exchange Service", and agrees to abide by the following terms. If any subsequent dispute or loss is caused by changes in the exchange rate, it is the sole responsibility of the Applicant.

80. The Applicant agrees to convert the balance of foreign currency loans into the agreed new currency based on the exchange rate negotiated with the Bank. In addition, the collateral of the original loan is still the collateral of the converted loan, and the interest rate calculation method, due date and method of repayment shall be determined according to the original agreement.

81. The loan interest before the conversion shall be paid off before the conversion, and the Applicant may convert it into NTD for delivery, according to the spot selling exchange rate shown by the Bank on the clearing day. The Applicant agrees to calculate the converted principal and interest based on the interest rate applicable to the new currency loan negotiated with the bank, and deliver it to the Bank on the date of payment as originally agreed. If the applicant’s payment is delayed, the Bank may collect the liquidated damages according to the original agreement.

Section X Miscellaneous

82. In the case of other financial products that are not specified in this Agreement, the Applicant agrees to enter into related credit contracts with the Bank.

Chapter III Entrusted Debiting and Withdrawing

The Applicant hereby authorizes the Bank to directly debit his/her account and transfer all the money he/she owes the Bank listed below to the Bank, with the deposit account [***] at Chen-Bei branch/department of the Bank:

√ (i) Loans, advances, bank acceptances, guaranteed principals and interests, liquidated damages, service charges, registered fees and other related expenses.

√ (ii) Payments, commissions, service charges, telegram charges and other related expenses for inward/outward documentary bills.

√ (iii): The others: Regarding payment of sporadic foreign exchange (including fees and loss), if involves various payments, exchange rates refers to fair market price.

The Bank will not be required to make subsequent collection of the withdrawal slips for the Applicant regarding the aforementioned behavior of the Bank's directly debiting and transferring. The Applicant fully acknowledges such withdrawals without any objection, and the deposit balance of the aforementioned account shall be subject to the balance recorded in the Bank. In the event of any future entanglements, it is understood that the Applicant is solely responsible for such matters, and it has nothing to do with the Bank, and the Applicant is willing to abandon all claims.

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Chapter IV Other Special Provisions

□: The name and address of the process agent referred to in Chapter I Article 14 are:

Kind Regards

16

Taishin International Bank

Seal checked by:

The Applicant:

(Original reservation seal)

Legal representative

Unified number:

The original (copy) of this Agreement ☒ has been received □is not required from the Bank

Seal checked by:

The Applicant:

(Original reservation seal)

Legal representative

Unified number:

The original (copy) of this Agreement □has been received □is not required from the Bank

Seal checked by:

The Applicant:

(Original reservation seal)

Legal representative

Unified number:

The original (copy) of this Agreement □has been received □is not required from the Bank

Responsible Person	Reviewer	Supervisor

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The Applicant:

Seal checked by:

(Original reservation seal)

Legal representative

Unified number:

The original (copy) of this Agreement □has been received □is not required from the Bank

Seal checked by:

The Applicant:

(Original reservation seal)

Legal representative

Unified number:

The original (copy) of this Agreement □has been received □is not required from the Bank

Seal checked by:

The Applicant:

(Original reservation seal)

Legal representative

Unified number:

The original (copy) of this Agreement □has been received □is not required from the Bank

Responsible Person	Reviewer	Supervisor

Date:

19th June, 2018

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Power of Attorney

I. The drafter of this Power of Attorney _____________________________ (hereinafter referred to as "the Authorizer") hereby expressly and irrevocably authorizes Taishin International Bank Co., Ltd. (that is Taishin Bank, hereinafter referred to as "the Bank") that, where the Authorizer, on the basis of an import permit and/or other relevant documents approved by the Bureau of Foreign Trade or its designated institutions, upon the delivery of all or part of the goods under the Letter of Credit that is entrusted to be issued by the Bank, if the Authorizer fails to make payments to retire the documents in respect of each Letter of Credit issued by the Bank, or the Authorizer entrusted the Bank to issue Letters of Credit and all of them are deemed to have expired in accordance with the agreed claims of the relevant credit facility deeds, the Bank may apply for approval from the Bureau of Foreign Trade to make custom declaration and take delivery of goods on behalf of the Authorizer, and may auction or dispose the imported goods freely.

II. The Authorizer also earnestly declares that the acts such as custom declaration and taking delivery of goods conducted by the Bank in accordance with this Power of Attorney can be seen as the acts of the Authorizer, which shall have the binding effectiveness on the Authorizer.

Kind Regards

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Taishin International Bank

The Drafter of Power of Attorney:__________________________________

(Please stamp with the original reservation seals of the company and the person in charge)

Address:

Authorization Date of Power of Attorney:

Responsible Person	Reviewer	Supervisor

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Power of Attorney

I. The drafter of this Power of Attorney _________________________________ (hereinafter referred to as "the Authorizer") hereby expressly and irrevocably authorizes Taishin International Bank Co., Ltd. (that is Taishin Bank, hereinafter referred to as "the Bank") that, where the Authorizer, on the basis of an import permit and/or other relevant documents approved by the Bureau of Foreign Trade or its designated institutions, upon the delivery of all or part of the goods under the Letter of Credit that is entrusted to be issued by the Bank, if the Authorizer fails to make payments to retire the documents in respect of each Letter of Credit issued by the Bank, or the Authorizer entrusted the Bank to issue Letters of Credit and all of them are deemed to have expired in accordance with the agreed claims of the relevant credit facility deeds, the Bank may apply for approval from the Bureau of Foreign Trade to make custom declaration and take delivery of goods on behalf of the Authorizer, and may auction or dispose the imported goods freely.

II. The Authorizer also earnestly declares that the acts such as custom declaration and taking delivery of goods conducted by the Bank in accordance with this Power of Attorney can be seen as the acts of the Authorizer, which shall have the binding effectiveness on the Authorizer.

Kind Regards

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Taishin International Bank

The Drafter of Power of Attorney: _______________________________

(Please stamp with the original reservation seals of the company and the person in charge)

Address:

Authorization Date of Power of Attorney:

Responsible Person	Reviewer	Supervisor

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Power of Attorney

I. The drafter of this Power of Attorney ___________________________________ (hereinafter referred to as "the Authorizer") hereby expressly and irrevocably authorizes Taishin International Bank Co., Ltd. (that is Taishin Bank, hereinafter referred to as "the Bank") that, where the Authorizer, on the basis of an import permit and/or other relevant documents approved by the Bureau of Foreign Trade or its designated institutions, upon the delivery of all or part of the goods under the Letter of Credit that is entrusted to be issued by the Bank, if the Authorizer fails to make payments to retire the documents in respect of each Letter of Credit issued by the Bank, or the Authorizer entrusted the Bank to issue Letters of Credit and all of them are deemed to have expired in accordance with the agreed claims of the relevant credit facility deeds, the Bank may apply for approval from the Bureau of Foreign Trade to make custom declaration and take delivery of goods on behalf of the Authorizer, and may auction or dispose the imported goods freely.

II. The Authorizer also earnestly declares that the acts such as custom declaration and taking delivery of goods conducted by the Bank in accordance with this Power of Attorney can be seen as the acts of the Authorizer, which shall have the binding effectiveness on the Authorizer.

Kind Regards

23

Taishin International Bank

The Drafter of Power of Attorney: ____________________________

(Please stamp with the original reservation seals of the company and the person in charge)

Address:

Authorization Date of Power of Attorney:

Responsible Person	Reviewer	Supervisor

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Taishin Financial Holdings and Its Various Subsidiaries Confidentiality Measures for Customer Information

Taishin Financial Holding Co., Ltd., which was founded on February 18th, 2002, owns the bank, security companies, investment trust companies and other subsidiaries and provides the customers with one-stop shopping products and services. Taishin Financial Holding Co., Ltd. and its various subsidiaries will adhere to the strict security measures previously adopted by its various subsidiaries for the customer information, and takes the necessary confidentiality measures to safeguard the information provided by the customers. Taishin Financial Holdings Co., Ltd and its various subsidiaries confidentiality measures for customer information are explained as follows:

The Customer Information Confidentiality Measures of Taishin Financial Holding Co., Ltd. and Its Various Subsidiaries shall be implemented in compliance with the Financial Holding Company Act, Financial Holding Company and Subsidiaries of Financial Holding Company Cross-selling Regulations (hereinafter referred to as "the Cross-selling Regulations"), Personal Information Protection Act and the related laws of the competent authorities. Also, each subsidiary shall abide by the regulations of other relevant laws (including but not limited to Article 48 Item 2 of the Banking Law), in order to properly implement the customer information confidentiality measures.

I. Change and Modification for the Customer Information

In case of any change in personal information of customers, they may notify the customer service center of subsidiaries of Taishin Financial Holdings Co., Ltd at any moment to request for modification or supplement.

II. The Customer's Opt-Out Right Exercise

You can notify the customer service center of the subsidiaries of Taishin Financial Holding Co., Ltd. at any moment to have the interactive usage of your personal information for marketing or business promotion activities stopped.

The Taishin Financial Holding Co., Ltd. and its subsidiaries reserve the right to amend the confidentiality measures, and will announce and disclose the related information about those measures on the Internet or other public disclosure channels approved by the competent authorities; the same procedure applies in case of amendment. If you have other questions related to confidentiality measures, you can consult with Taishin Financial Holding Co., Ltd. or its subsidiaries at any time.

The subsidiaries of Taishin Financial Holding Co., Ltd. currently include:

Taishin International Bank Co., Ltd.

Taishin Securities Co., Ltd.

Taishin Financial Insurance Broker Co., Ltd.

Taishin Securities Investment Advisory (TSIA) Co., Ltd.

Taishin Securities Investment Trust Co., Ltd.

Taishin Asset Management Co., Ltd.

Taishin Venture Capital Investment Co., Ltd.

In case of any addition to or change of the above subsidiaries in the future, the relevant information will be announced and disclosed on the official website of Taishin Financial Holding Co,. Ltd. and its various subsidiaries.

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